Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
(a) Early termination of charter: In December 2020, the Company agreed the early termination of an existing charter of the Capesize-class vessel MV Lake Despina, which was contractually due to expire in January 2024. In exchange for the early redelivery of the vessel, the charterer paid the Company cash compensation of $8.1 million, 50% of which was paid in December 2020 and recorded under trade accounts payable, and the balance in January 2021. The vessel was redelivered in February 2021 on which date the termination cash compensation has been recognized as income.

(b) Dividend declaration: On January 7, 2021, the board of directors declared a dividend of $0.50 per share of all classes of preferred shares, totaling $2,746, payable to all shareholders of record as of January 22, 2021, which was paid on February 1, 2021.

(c) Vessel sale: As noted in Note 7, on January 21, 2021, Maxeikosiepta entered into a MoA with an unrelated third party, for the sale of Paraskevi at a price of $7,300. The sale of the vessel is expected to be consummated in April 2021 and a loss on sale of $300 is expected to be incurred.

(d) Vessel sale: On January 28, 2021, Avstes entered into a MoA with an unrelated third party, for the sale of Vassos at a price of $8,650. Vassos did not meet all the criteria for Held for Sale classification as of December 31, 2020. The sale of the vessel is expected to be consummated in May 2021 and a loss on sale of asset of $1,000 is expected to be incurred.

(e) Vessel purchase: On February 8, 2021, Kyotofriendo One entered into a MoA with an unrelated third party, for the purchase of a second-hand vessel at a price of $14,050. The vessel was delivered to the Company in March 2021.

(f) Redemption of Mezzanine equity / New Financing: As noted in Note 9, in February 2021, Pinewood delivered a notice of redemption for all issued and outstanding Series A Preferred Shares, recorded as mezzanine equity (the "Mezzanine Equity") with redemption price of approximately $17.6 million, including accrued dividend. The Mezzanine Equity was issued in 2018 to a third party investor in relation to the financing of the vessel Pedhoulas Cedrus. The redemption was completed within February 2021. At the same time, the Company consummated a sale and lease back transaction entered into in January 2021 for Pedhoulas Cedrus through a bareboat charter agreement with a purchase obligation at a predetermined price on termination and purchase options after the third year in the Company's favor. The proceeds of $24,300, were used for the redemption of all issued and outstanding shares of Series A Preferred Shares and for general corporate purposes.

(g) Common stock sold under the ATM: As of December 31, 2020, the Company had not offered to sell and has not sold any common shares under the ATM Program. As of March 15, 2021, the Company had sold 3,200,457 common shares with aggregate net offering proceeds of $8.9 million under the ATM Program.

(h) Interest rate derivatives: In February 2021, the Company entered into a pay-fixed, receive-variable interest rate derivative contract commencing February 2021 and maturing December 2025, at a fixed rate of 0.745% and for a notional amount of $30,000.